CBA                 CBA

CBA                 CBA




CBA Money Fund

Semi-Annual Report
August 31, 1995









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CBA Money Fund
Box 9011
Princeton, NJ 08543-9011








CBA Money Fund
Dear Shareholder:


For the six-month period ended August 31, 1995, CBA Money Fund paid shareholders a net annualized dividend of 5.45%*. The Fund's 7-day yield as of August 31, 1995 was 5.24% (including gains and losses) and 5.23% (excluding gains and losses).

The Environment
During the six months ended August 31, 1995, US economic indicators continued to suggest that economic growth is moderate and that the rate of inflation remains low. Gross domestic product (GDP) growth for the three months ended June 30 were revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. However, although the employment report for August exceeded consensus expectations, most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. In addition, total hours worked and hourly wages declined in August. Other lackluster economic indicators included disappointing durable goods orders in July and continued poor retail sales results.

Throughout most of the six-month period, the US dollar was persistently weak in foreign exchange markets. However, as the period drew to a close, the US dollar has strengthened relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
Since our last report to shareholders, short-term yields have declined as a moderating economy and tame inflation allowed the Federal Reserve Board to ease monetary policy. During the six-month period ended August 31, 1995, CBA Money Fund's average portfolio maturity ranged from a low of 44 days to a high of 86 days.

While February started out with a 50 basis point (0.50%) interest rate hike and ended with the failure of Barings Securities, the month was also strongly influenced by investors' relatively underinvested positions. As a result, we continued the Fund's strategy of modestly increasing the portfolio's average life in response to a relatively steep yield curve and technicals that were expected to keep the market strong. Our principal area of concentration was one-year Treasury bills at a discount spread of 85 basis points to the Federal Funds rate.

March and April continued to provide evidence of a slowing economy. During this period the US dollar continued under pressure, falling to new post-war lows against the yen. However, central bank support only served to exacerbate the already strong technicals. In this environment of yield curve flattening, we used a barbelled investment strategy. Utilizing investments in one-year instruments and 30-day securities, we extended the Fund's average life to almost 70 days by the end of April. In addition to the yield curve's flattening, quality spreads narrowed substantially, providing numerous swap opportunities into Treasury and agency securities for minimal yield concessions.

The economic weakness and rallying fixed-income market of April continued into May. The consensus opinion saw monetary policy on hold for the foreseeable future, and the continued demand for supply forced further flattening. This culminated with the two-year Treasury note breaking through 6% and the bill curve inverting. Our investment strategy was to reduce the Fund's emphasis on overnight cash in favor of one-month bank investments and six-month agency discount notes.

June's economic news showed clear evidence of a slowing economy, and in turn, the short end of the interest rate curve rallied. The Fund's average life extension to the mid to high 70-day range was primarily accomplished with purchases in the six-month and two-year areas. Quality spreads in the very short end had widened substantially, providing an opportunity to sell August Treasury issues in favor of August commercial paper for a pick up of 50 basis points.

July brought the widely anticipated Federal Reserve Board easing of 25 basis points at the Federal Open Market Committee meeting. While this slight accommodation ultimately proved to be a disappointment to investors, the Fund operated comfortably in the 80-day area. The shape of the yield curve continued to support a barbelled investment strategy. Later in the month, quality spreads had widened sufficiently to allow the Fund to sell US Government agency discount notes and purchase commercial paper.

In early August the market modestly retreated in an attempt to successfully distribute the refunding supply and prepare for the two-year and five-year supply soon to be auctioned. As yields rose, we purchased additional six-month money market securities to bring the Fund's average life to 85 days.

Looking forward, we expect to maintain a constructive approach toward the market, in spite of recent stronger economic news. We believe as long as inflationary pressures remain subdued, the market will continue to offer reasonable value.

The portfolio's composition at the end of the August period and as of our last report is detailed below:

                                         8/31/95      2/28/95

Bank Notes                                  --          0.7%
Bankers' Acceptances--Yankee*               --          0.4
Certificates of Deposit--European          1.8%         1.8
Certificates of Deposit--Yankee*           9.5          3.6
Commercial Paper                          44.9         46.8
Corporate Notes                            2.6          0.1
Master Notes                               2.3          2.8
Repurchase Agreements                      3.6          4.5
US Government & Agency
 Obligations                              36.5         39.0
Other Assets Less Liabilities               --          0.3
Liabilities in Excess of Other Assets     (1.2)          --
                                         ------       ------
                                         100.0%       100.0%
                                         ======       ======
[FN]
*US branches of foreign banks.


In Conclusion
We appreciate your continued support of CBA Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Carlo J. Giannini)
Carlo J. Giannini
Vice President and Portfolio Manager





October 5, 1995

CBA Money Fund
Schedule of Investments as of August 31, 1995                   (in Thousands)

                            Face       Interest        Maturity        Value
Issue                      Amount       Rate*            Date        (Note 1a)

                         Certificates of Deposit--European--1.8%

Abbey National            $20,000       5.77  %       10/12/95        $ 20,000
Treasury Services PLC      10,000       6.76           4/02/96          10,043

Total Certificates of Deposit--European
(Cost--$30,018)                                                         30,043

                          Certificates of Deposit--Yankee--9.5%

Bayerische                 20,000       6.20           9/03/96          20,002
Hypotheken-
und-Wechsel Bank

Bayerische Landesbank      22,000       6.20           8/28/96          22,002
Girozentrale

Rabobank Nederland, NY     10,000       5.76           1/31/96           9,995
                            8,500       6.69           3/08/96           8,529

Sanwa Bank                 25,000       5.875          9/08/95          25,000

Sumitomo Bank, NY          25,000       5.81           9/06/95          25,000
                           25,000       5.86           9/26/95          25,001
                           25,000       5.95          10/02/95          25,000

Total Certificates of Deposit--Yankee
(Cost--$160,504)                                                       160,529

                                Commercial Paper--44.9%

ABN-AMRO North             30,000       5.65          12/27/95          29,440
America Finance, Inc.

ANZ (Delaware), Inc.       25,000       5.71          10/02/95          24,872

Abbey National Treasury    20,000       5.67          11/07/95          19,784
Services, Inc.

Beta Finance Inc.           9,000       5.83           9/22/95           8,968

CXC Incorporated           25,000       5.70          10/06/95          24,856

Cadbury Schweppes          25,000       5.71          11/16/95          24,694
Money Management

Canadian Wheat Board       25,000       5.68          12/04/95          24,624

Corporate Receivables      22,900       5.73          11/21/95          22,601
Corp.

DuPont (E.I.) de Nemours   15,000       6.05          10/10/95          14,904
& Company

Eiger Capital Corp.         5,000       5.77           9/18/95           4,986

Ford Motor Credit Co.      15,000       6.11          10/04/95          14,918

General Electric           25,000       6.19          10/02/95          24,872
Capital Corp.

Halifax Building Society   25,000       5.68          12/04/95          24,624

International Lease        14,400       6.10          10/11/95          14,306
Finance Corp.

Internationale              5,000       5.70           9/14/95           4,989
Nederlanden                 8,000       5.70           9/21/95           7,973
(US) Funding Corp.         21,200       5.71          11/10/95          20,960
                           25,000       5.62           2/26/96          24,296

Kingdom of Sweden          10,000       6.05           9/29/95           9,954
                           25,000       5.61          12/22/95          24,553
                           25,000       5.66          12/22/95          24,553
                           10,000       5.57           1/16/96           9,782



CBA Money Fund
Schedule of Investments as of August 31, 1995                   (in Thousands)

                            Face       Interest        Maturity        Value
Issue                      Amount       Rate*            Date        (Note 1a)


                              Commercial Paper (concluded)

McKenna Triangle          $20,000       5.70 %        10/05/95        $ 19,888
National Corp.

National Fleet             10,000       5.71           9/08/95           9,987
Funding Corp.              25,000       5.76           9/13/95          24,948
                            7,000       5.73          10/04/95           6,962

New Center Asset           25,000       6.12           9/07/95          24,972
Trust

Premium Funding,           20,183       5.75          10/02/95          20,080
Inc. (Series A)

Santander Finance          10,000       5.61           2/06/96           9,750
(Delaware) Inc.

Siemens Corporation        20,000       5.48           1/11/96          19,580
                           25,000       5.61           2/08/96          24,367

Southwestern Bell          15,360       5.70          10/18/95          15,241
Capital Corp.

Svenska                    25,000       5.77           9/01/95          24,996
Handelsbanken, Inc.        25,000       5.70           9/20/95          24,920
                           25,000       5.74          11/20/95          24,678

Swedish Export             10,000       5.75           9/22/95           9,965
Credit Corp.

Transamerica Finance       30,000       5.64          11/13/95          29,647
Corp.

Vattenfall Treasury AB     10,000       5.71          11/20/95           9,871

WCP Funding, Inc.          10,000       5.88           9/21/95           9,966

Windmill Funding Corp.     19,814       5.77           9/15/95          19,766
                            2,000       5.77           9/25/95           1,992

Wool International         24,572       5.60          12/21/95          24,136

Total Commercial Paper
(Cost--$761,262)                                                       761,221

                                   Corporate Notes--2.6%

Abbey National Treasury    10,000       6.45           5/15/96          10,027
Services PLC

Banc One,                  10,000       5.78++         8/28/96           9,996
Milwaukee++

CIT Group Holdings,         1,500       5.50          11/01/95           1,499
Inc. (The)

Commercial                 10,600       9.875         12/01/95          10,696
Credit Co.

SMM Trust                  12,000       5.895++        6/14/96          12,000
(1995-K)

Total Corporate Notes
(Cost--$44,189 )                                                        44,218

                                     Master Notes--2.3%

Goldman Sachs              40,000       5.86++         2/14/96          40,000
Group, L.P.++

Total Master Notes
(Cost--$40,000 )                                                        40,000




CBA Money Fund
Schedule of Investments as of August 31, 1995 (concluded)       (in Thousands)

                            Face       Interest        Maturity        Value
Issue                      Amount       Rate*            Date        (Note 1a)

                            US Government & Agency Obligations--
                                     Discount Notes--8.7%

Federal Farm              $ 6,075       6.14 %         2/16/96        $  5,918
Credit Banks               10,000       6.09           2/23/96           9,730
                            7,475       6.03           3/01/96           7,266

Federal Home                7,500       6.15           1/25/96           7,330
Loan Banks                 14,800       6.09           2/14/96          14,421
                            2,145       6.03           3/04/96           2,084
                            8,500       6.08           3/07/96           8,255

Federal Home Loan           2,621       6.09           2/08/96           2,556
Mortgage Corporation       12,000       6.07           3/22/96          11,626

Federal National           10,000       5.80           9/01/95           9,998
Mortgage Association       25,000       5.72          11/30/95          24,646
                           15,000       5.70          12/08/95          14,771
                           10,000       6.15           2/29/96           9,721
                           10,000       6.10           3/18/96           9,694

US Treasury Bills          10,000       6.83           1/11/96           9,803

Total US Government & Agency Obligations--
Discount Notes (Cost--$147,486)                                        147,819

                            US Government & Agency Obligations--
                                  Non-Discount Notes--27.8%

Federal Home               24,000       6.41          11/22/95          24,034
Loan Banks                 11,000       6.18++        12/28/95          11,000
                            4,760       7.16           2/01/96           4,786
                           10,000       7.13           2/09/96          10,054
                           10,000       6.787          2/15/96          10,038
                            3,155       6.88           2/21/96           3,169
                           12,000       6.21++         6/17/96          12,000
                            5,000       6.21++         6/21/96           5,000
                           10,000       5.822++        8/05/96           9,985
                            7,000       6.33++         1/31/97           7,006
                           15,000       6.28++         2/03/97          14,996
                           15,000       6.28++         2/10/97          15,000
                            6,000       6.42           6/12/97           6,000

Federal Home               12,000       6.11           9/01/95          12,000
Loan Mortgage Corp.++




CBA Money Fund
Schedule of Investments as of August 31, 1995 (concluded)       (in Thousands)

                            Face       Interest        Maturity        Value
Issue                      Amount       Rate*            Date        (Note 1a)

                            US Government & Agency Obligations--
                               Non-Discount Notes (concluded)

Federal National          $ 5,000       6.15  %       12/20/95       $   5,000
Mortgage Association++      5,000       6.12           1/26/96           4,999
                           20,000       5.60           2/07/96          19,999
                           25,000       5.60           5/10/96          24,992
                           15,000       6.08           5/13/96          15,000
                           10,000       5.81           7/08/96           9,993
                           10,000       5.96           8/08/96           9,995
                           25,000       5.717         10/11/96          25,000
                           15,000       5.92           2/14/97          15,018
                           25,000       5.72           2/21/97          25,000
                           12,000       6.20           5/19/97          12,000
                           11,000       6.25           5/14/98          11,000

Student Loan               33,000       5.85           3/20/96          33,000
Marketing Association++     5,000       5.72           4/16/96           5,001
                           10,000       5.68           5/14/96          10,005
                           20,000       5.717          9/20/96          20,000
                           10,000       5.86           1/14/97          10,000

US Treasury Notes          20,000       5.50           4/30/96          19,972
                           20,000       5.875          5/31/96          20,022
                           30,000       6.125          7/31/96          30,103

Total US Government & Agency Obligations--
Non-Discount Notes (Cost--$471,053)                                    471,167

                                  Repurchase Agreements**--3.6%

Face Amount                 Issue

$61,145            Lehman Government Securities,
                   Inc., purchased on 8/31/1995
                   to yield 5.85% to 9/01/1995                          61,145


Total Repurchase Agreements
(Cost--$61,145)                                                         61,145

Total Investments (Cost--$1,715,657)--101.2%                         1,716,142

Liabilities in Excess of Other Assets--(1.2%)                          (20,392)
                                                                    ----------
Net Assets--100.0%                                                  $1,695,750
                                                                    ==========

[FN]
 *Bankers' Acceptances, Commercial Paper and certain US Government &
  Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at August 31, 1995.
**Repurchase Agreements are fully collateralized by US Government
  Obligations.
++Variable Rate Notes.





See Notes to Financial Statements.

CBA Money Fund
Statement of Assets and Liabilities as of August 31, 1995
Assets:
Investments, at value (identified cost--$1,715,656,912*) (Note 1a)                                        $1,716,141,635
Cash                                                                                                                 922
Receivables:
  Securities sold                                                                                             19,935,667
  Interest                                                                                                     6,279,242
Prepaid registration fees and other assets (Note 1d)                                                              61,981
                                                                                                          --------------
Total assets                                                                                               1,742,419,447
                                                                                                          --------------

Liabilities:
Payables:
  Securities purchased                                                                   $   45,000,214
  Investment adviser (Note 2)                                                                   556,054
  Distributor (Note 2)                                                                          366,349
  Beneficial interest redeemed                                                                    1,838       45,924,455
                                                                                         --------------
Accrued expenses and other liabilities                                                                           745,150
                                                                                                          --------------
Total liabilities                                                                                             46,669,605
                                                                                                          --------------
Net Assets                                                                                                $1,695,749,842
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized                                                                                         $  169,526,512
Paid-in capital in excess of par                                                                           1,525,738,607
Unrealized appreciation on investments--net                                                                      484,723
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 1,695,265,119 shares
of beneficial interest outstanding                                                                        $1,695,749,842
                                                                                                          ==============


*Cost for Federal income tax purposes. As of August 31, 1995, net unrealized appreciation for Federal income tax purposes amounted to $484,723, of which $625,049 related to appreciated securities and $140,326 related to depreciated securities.





See Notes to Financial Statements.

CBA Money Fund
Statement of Operations for the Six Months Ended August 31, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   47,371,960

Expenses:
Investment advisory fees (Note 2)                                                        $    3,337,263
Transfer agent fees (Note 2)                                                                  1,620,491
Distribution fees (Note 2)                                                                      948,683
Registration fees (Note 1d)                                                                     124,407
Printing and shareholder reports                                                                 89,411
Accounting services (Note 2)                                                                     63,648
Custodian fees                                                                                   47,763
Professional fees                                                                                38,356
Trustees' fees and expenses                                                                      20,842
Other                                                                                            32,702
                                                                                         --------------
Total expenses before reimbursement                                                           6,323,566
Reimbursement of expenses (Note 2)                                                             (308,924)
                                                                                         --------------
Total expenses after reimbursement                                                                             6,014,642
                                                                                                          --------------
Investment Income--Net                                                                                        41,357,318

Realized Gain on Investments--Net (Note 1c)                                                                      114,566

Change in Unrealized Appreciation on Investments--Net                                                            424,445
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   41,896,329
                                                                                                          ==============


                                                                                         For the Six          For the
CBA Money Fund                                                                           Months Ended       Year Ended
Statements of Changes in Net Assets                                                     August 31, 1995 February 28, 1995

Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                   $   41,357,318   $   51,426,176
Realized gain on investments--net                                                               114,566           19,884
Change in unrealized appreciation on investments--net                                           424,445          581,662
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         41,896,329       52,027,722
                                                                                         --------------   --------------

Dividends & Distributions to Shareholders (Note 1e):
Investment income--net                                                                      (41,357,318)     (51,426,176)
Realized gain on investments--net                                                              (114,566)         (19,884)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                                               (41,471,884)     (51,446,060)
                                                                                         --------------   --------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          2,520,639,347    4,007,388,057
Net asset value of shares issued to shareholders in reinvestment
of dividends and distributions (Note 1e)                                                     41,379,468       51,328,362
                                                                                         --------------   --------------
                                                                                          2,562,018,815    4,058,716,419
Cost of shares redeemed                                                                  (2,273,008,667)  (3,940,438,831)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest
transactions                                                                                289,010,148      118,277,588
                                                                                         --------------   --------------

Net Assets:
Total increase in net assets                                                                289,434,593      118,859,250
Beginning of period                                                                       1,406,315,249    1,287,455,999
                                                                                         --------------   --------------
End of period                                                                            $1,695,749,842   $1,406,315,249
                                                                                         ==============   ==============


See Notes to Financial Statements



CBA Money Fund
Financial Highlights

The following per share data and ratios
have been derived from information provided                For the Six                                         For the
in the financial statements.                              Months Ended    For the Year Ended February 28,     Year Ended
                                                           August 31,                                        February 29,
Increase (Decrease) in Net Asset Value:                       1995         1995          1994        1993        1992
Per Share Operating Performance:
Net asset value, beginning of period                      $     1.00    $     1.00   $     1.00  $     1.00   $     1.00
                                                          ----------    ----------   ----------  ----------   ----------
Investment income--net                                         .0270         .0396        .0260       .0304        .0511
Realized and unrealized gain (loss) on
investments--net                                               .0004         .0005       (.0004)      .0017        .0008
                                                          ----------    ----------   ----------  ----------   ----------
Total from investment operations                               .0274         .0401        .0256       .0321        .0519
                                                          ----------    ----------   ----------  ----------   ----------
Less dividends and distributions:
  Investment income--net                                      (.0270)       (.0396)      (.0260)     (.0304)      (.0511)
  Realized gain on investments--net                           (.0001)       (.0000)**    (.0004)     (.0014)      (.0008)*
                                                          ----------    ----------   ----------  ----------   ----------
Total dividends and distributions                             (.0271)       (.0396)      (.0264)     (.0318)      (.0519)
                                                          ----------    ----------   ----------  ----------   ----------
Net asset value, end of period                            $     1.00    $     1.00   $     1.00  $     1.00   $     1.00
                                                          ==========    ==========   ==========  ==========   ==========
Total Investment Return                                        5.45%++       4.04%        2.66%       3.24%        5.32%
                                                          ==========    ==========   ==========  ==========   ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement and
excluding distribution fees                                     .66%++        .65%         .59%        .59%         .56%
                                                          ==========    ==========   ==========  ==========   ==========
Expenses, net of reimbursement                                  .78%++        .77%         .71%        .71%         .69%
                                                          ==========    ==========   ==========  ==========   ==========
Expenses                                                        .82%++        .81%         .75%        .75%         .74%
                                                          ==========    ==========   ==========  ==========   ==========
Investment income and realized gain on
investments--net                                               5.37%++       3.98%        2.62%       3.19%        5.18%*
                                                          ==========    ==========   ==========  ==========   ==========

Supplemental Data:
Net assets, end of period (in thousands)                  $1,695,750    $1,406,315   $1,287,456  $1,242,686   $1,211,833
                                                          ==========    ==========   ==========  ==========   ==========


++Annualized.
 *Includes unrealized gain (loss).
**Amount is less than $.0001 per share.






See Notes to Financial Statements.





CBA Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CBA Money Fund (the "Fund") is a money fund whose shares are offered to subscribers to the Capital Builder Account service of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") and to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort"). Shares may also be purchased by individual investors not subscribing to these services, but such investors will not receive any of the special features offered as a part of such services. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities with remaining maturities of greater than sixty days, for which market quotations are readily available, will be valued at market value. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Other securities held by the Fund will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional Fund shares at net asset value. Dividends are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM (the "Manager") is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets, 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion. The most restrictive annual expense limitation requires that the Manager reimburse the Fund in any amount necessary to prevent such operating expenses of the Fund (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. No fee payment will be made to the Manager during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment. During the six months ended August 31, 1995, the Manager earned $3,337,263, of which $308,924 was voluntarily waived.


Notes to Financial Statements
(concluded)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S and Broadcort each receive a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund attributable to subscribers to the respective Capital Builder Account and Broadcort Capital Account programs. The MLPF&S distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The Broadcort distribution fee is to compensate selected dealers for activities and services related to the sale, promotion and marketing of shares of the Fund. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S or Broadcort in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLPF&S, and/or ML & Co.

3. Beneficial Interest Transactions:
The number of shares purchased and redeemed during the year corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.




Officers and Trustees

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Joseph T. Monagle, Jr.--Senior Vice President
Donald C. Burke--Vice President
Carlo J. Giannini--Vice President
Kevin J. McKenna--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary



Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101



Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
* For inquiries regarding your CBA account, call (800) 247-6400.